UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 19, 2019

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Blvd. Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Reorganization with Cheaha Financial Group, Inc.

On December 19, 2019, Investar Holding Corporation (“Investar”), the holding company for Investar Bank, National Association, Baton Rouge, Louisiana, entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) with Cheaha Financial Group, Inc. (“Cheaha”), the holding company for Cheaha Bank, Oxford, Alabama, and High Point Acquisition, Inc., a Louisiana corporation and wholly-owned subsidiary of Investar (“Merger Subsidiary”). The Reorganization Agreement provides for the merger of the Merger Subsidiary with and into Cheaha, with Cheaha as the surviving corporation. Immediately following the merger, Cheaha will be merged with and into Investar, with Investar as the surviving corporation, and then Cheaha Bank will be immediately merged with and into Investar Bank, with Investar Bank as the surviving bank.

Under the terms of the Reorganization Agreement, each of the issued and outstanding shares of Cheaha common stock will be converted into and represent the right to receive $80.00 in cash from Investar. In the aggregate, Cheaha’s shareholders will receive approximately $41.1 million in cash consideration as a result of the merger.

The Reorganization Agreement contains customary representations, warranties and covenants by the parties. Included among the covenants contained in the Reorganization Agreement is the obligation of Cheaha not to solicit, initiate, encourage or facilitate the making of any inquiries with respect to, or provide any information to, conduct any assessment of or negotiate with any other person with respect to any alternative business combination transaction, subject to certain exceptions. In the event that Cheaha receives an unsolicited proposal with respect to an alternative business combination transaction that its board of directors determines to be superior to the transaction with Investar, Investar will have an opportunity to match the terms of such proposal, subject to certain requirements. The terms of the Reorganization Agreement also permit Cheaha to pay its regular, annual dividend to shareholders prior to the closing of the merger.

The assertions embodied in the representations and warranties contained in the Reorganization Agreement were made solely for purposes of the Reorganization Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating terms. Moreover, the representations and warranties are subject to contractual standards of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Investar and Cheaha rather than establishing matters as facts. For the foregoing reasons, no one should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information regarding Investar or Cheaha at the time they were made or otherwise. The representations and warranties of the parties will not survive the closing.

Consummation of the transactions contemplated by the Reorganization Agreement is subject to various customary conditions, including, without limitation (i) the approval of the shareholders of Cheaha, (ii) the receipt of certain regulatory approvals, (iii) the accuracy of the representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Reorganization Agreement (subject to customary materiality qualifiers), and (iv) the absence of a material adverse change with respect to Cheaha.

The Reorganization Agreement contains certain termination rights, including the right, subject to certain exceptions, of either party to terminate the Reorganization Agreement if the closing has not occurred by June 30, 2020, and the right of Cheaha to terminate the Reorganization Agreement, subject to certain conditions, to accept a business combination transaction deemed by its board of directors to be superior to the proposed merger. The Reorganization Agreement is subject to termination by either party under certain conditions and provides for the payment of a termination fee of $1,235,000 payable by Cheaha upon termination of the Reorganization Agreement under certain circumstances.

The foregoing summary of the Reorganization Agreement is qualified in its entirety by reference to the complete text of the Reorganization Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

The Reorganization Agreement has been approved by the boards of directors of each of Investar and Cheaha, and the Reorganization Agreement has been executed and delivered by each of the parties. Subject to the satisfaction of all closing conditions, including the receipt of all required regulatory and shareholder approvals, the merger is expected to be completed in the second quarter of 2020. In connection with the execution of the Reorganization Agreement, certain directors and executive officers of Cheaha entered into customary non-competition agreements and voting agreements related to the transaction. The non-competition agreements provide generally that the executing party will not solicit the former employees or customers of Cheaha for eighteen months following the effective date of the merger, or otherwise engage in banking activities in competition with

Investar, for a period of twelve months following the effective date of the merger, subject to certain exceptions. The voting agreements generally provide that the executing party will vote his or her shares in favor of the Reorganization Agreement at any meeting of the Cheaha shareholders called to consider such transaction(s).

Private Placement of Common Stock

On December 20, 2019, Investar also entered into a Stock Purchase Agreement with certain institutional and other accredited investors relating to the sale by Investar in a private placement offering (the “Private Placement”) of an aggregate of 1,290,323 shares of its common stock (the “Private Placement Shares”) at a purchase price of $23.25 per share. The Private Placement closed on December 20, 2019, with Investar receiving aggregate gross proceeds of approximately $30.0 million. Investar estimates the net proceeds of the Private Placement will be approximately $28.5 million, after deducting placement agent fees and other offering related expenses. Investar intends to use the net proceeds from the offering to support the acquisition of Cheaha and for general corporate purposes, including organic growth and other potential acquisitions.

The Stock Purchase Agreement contained representations and warranties, covenants, and indemnification provisions that are customary for private placements of shares of common stock by companies that have securities registered with the Securities and Exchange Commission (the “Commission”). The representations and warranties made by Investar will survive for a period of two years following closing. The representations, warranties and agreements by Investar and the purchasers in the Stock Purchase Agreement were included for the purpose of the allocating certain risks between the parties to the agreement and were for the benefit of the parties to such agreements, and not any third parties. Accordingly, like those contained in the Reorganization Agreement, no one should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information regarding Investar at the time they were made or otherwise.

The Private Placement Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act and Regulation D of the Commission promulgated under the Securities Act, and, as a result, the Private Placement Shares may not be offered or sold in the United States absent a registration statement or exemption from registration.

Contemporaneously with the execution of the Stock Purchase Agreement, Investar and each of the purchasers under the Stock Purchase Agreement entered into the Registration Rights Agreement, by which Investar has agreed, subject to certain exceptions, to file with the Commission a registration statement with respect to the resale of the Private Placement Shares no later than 60 days following the closing of the Private Placement and to have the registration statement declared effective by the Commission no later than the earlier of (i) the fifth trading day after the Commission notifies Investar that it will not review or has completed its review of the registration statement, or (ii) the 120th calendar day following the closing of the Private Placement (or the 150th calendar day following the closing in the event that the registration statement is subject to review by the Commission).

The resale registration rights set forth in the Registration Rights Agreement terminate with respect to shares that (i) are sold or otherwise transferred under an effective registration statement under the Securities Act, (ii) cease to be outstanding, (iii) are transferred in a transaction in which the purchaser’s rights are not assigned to the transferee of the securities, (iv) are sold in accordance with Rule 144 promulgated under the Securities Act (“Rule 144”), or (v) become eligible for resale without volume or manner-of-sale restrictions under Rule 144 (or any successor rule then in effect) and without the requirement for Investar to be in compliance with the current public information requirement under Rule 144.

The foregoing summary of the Stock Purchase Agreement and Registration Rights Agreement is qualified in its entirety by reference to the complete text of those documents, the forms of which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference in their entirety.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Form 8-K under the heading “Private Placement of Common Stock” is incorporated by reference into this Item 3.02

Item 7.01	Regulation FD Disclosure.

On December 20, 2019, Investar issued a press release announcing the execution of the Reorganization Agreement and the Private Placement, a copy of which is furnished as Exhibit 99.1.

Investar used the presentation materials furnished herewith as Exhibit 99.2 to present the Private Placement to eligible purchasers. Investar does not undertake to update these materials after the date of this report, nor will this report be deemed a determination or admission as to the materiality of any information contained herein (including the information in Exhibit 99.2).

The information set forth in this Item 7.01 (including the information in Exhibits 99.1 and 99.2 hereto) is being furnished to the Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Reorganization, dated December 19, 2019, by and among Investar Holding Corporation, Cheaha Financial Group, Inc. and High Point Acquisition, Inc.*
4.1	Form of Registration Rights Agreement, dated December 20, 2019, by and between Investar Holding Corporation and the purchasers set forth therein.
10.1	Form of Stock Purchase Agreement, dated December 20, 2019, by and between Investar Holding Corporation and the purchasers set forth therein.
99.1	Press Release, issued by Investar Holding Corporation, dated December 20, 2019
99.2	Investor Presentation Materials

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Investar cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Investar and Cheaha, including future financial and operating results; Investar’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite shareholder approvals; (ii) the risk that Investar may be unable to obtain governmental and regulatory approvals required to consummate the proposed transaction, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (iii) the risk that a condition to closing may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) other factors which Investar discusses or refers to in the “Risk Factors” section of its most recent Annual Report on Form 10-K filed with the Commission. Each forward-looking statement speaks only as of the date of the particular statement and Investar undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: December 23, 2019	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer